UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2005

RYDER SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178

(Address of Principal Executive Offices)	(Zip Code)

(305) 500-3726

(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01(c)Exhibits
SIGNATURE
Presentation dated April 2005

Item 7.01 Regulation FD Disclosure

     On April 28, 2005, we posted a presentation on our website containing an overview and certain additional information relating to our pension plan. A copy of this presentation is attached as Exhibit 99.1.

     The information in this Report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and General Instruction B.2 of Form 8-K.

Item 9.01(c) Exhibits

     The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Presentation, dated April 2005, relating to Ryder System, Inc.’s pension plan.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2005	RYDER SYSTEM, INC. (Registrant)

	By:	/s/ Tracy A. Leinbach

Tracy A. Leinbach, Executive Vice
President and Chief Financial Officer